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                                                                     EXHIBIT 4.1

                                      LOGO

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          NUMBER                                               SHARES
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                                                     --See Transfer Restrictions
                                                                       On Back--


               INCORPORATED UNDER THE LAWS OF THE STATE OF ARIZONA

                              ROCKFORD CORPORATION

         THE CORPORATION IS AUTHORIZED TO ISSUE 10,000,000 COMMON SHARES
                             - PAR VALUE $.01 EACH


         THIS CERTIFIES THAT _____________________ is the owner of _____________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

         In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated _____________________


/s/ _____________________                              /s/ _____________________
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THE SECURITIES REPRESENTED HEREBY HAVE BEEN ISSUED PURSUANT TO AN EXEMPTION FROM
THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND OF APPLICABLE STATE SECURITIES LAWS, AND HAVE BEEN ACQUIRED PURSUANT TO AN INVESTMENT REPRESENTATION BY OR ON BEHALF OF THE HOLDER. IN THE ABSENCE OF AN EFFECTIVE REGISTRATION, THE SECURITIES REPRESENTED HEREBY SHALL NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED, OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, EXCEPT UPON THE ISSUANCE TO THE COMPANY OF A FAVORABLE OPINION OF ITS COUNSEL AND/OR SUBMISSION TO THE COMPANY, IN EITHER CASE TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.



         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

         TEN COM - as tenants in common              UNIF GIFT MIN ACT - Custodian . . . . . . . . (Minor)
         TEN ENT - as tenants by the entireties        under Uniform Gifts to Minors Acts  . . . . (State)
         JT TEN  - as joint tenants with right of
                   survivorship and not as tenants
                   in common

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.

                                          PLEASE INSERT SOCIAL SECURITY OR OTHER
                                                  IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned
hereby sells, Assigns and transfers
unto                                                        ____________________

_______________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE


______________________________________________________ Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints _________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________________

         In presence of                        _________________________________
_________________________________